TIAA Separate Account VA-3

Teachers Insurance and Annuity Association of America

SUPPLEMENT NO. 1

dated August 1, 2018

to the Prospectus Levels 1, 2, 3, 4 dated May 1, 2018

This supplement amends certain disclosure in the prospectus for the TIAA Access individual and group variable annuity contracts. Please keep this supplement with your prospectus for future reference.

Effective August 1, 2018, the TIAA-CREF Small-Cap Equity Fund changed its name to TIAA-CREF Quant Small-Cap Equity Fund. As a result, all references to TIAA-CREF Small-Cap Equity Fund in the prospectus are deleted and replaced with TIAA-CREF Quant Small-Cap Equity Fund.

A40311 (8/18)